Multicurrency Cross Border                                               ISDA
                                             International Swap Dealers Association, Inc.

                                                           MASTER AGREEMENT

                                                     dated as of November 6, 2003

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,           MBNA CREDIT CARD MASTER NOTE TRUST
"RABOBANK INTERNATIONAL"                                 and    ("Party B")
("Party A")
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have entered and/or  anticipate  entering into one or more  transactions  (each a  "Transaction")  that are or will be governed by this
Master  Agreement,  which  includes  the  schedule  (the  "Schedule"),  and  the  documents  and  other  confirming  evidence  (each  a
"Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       Interpretation

(a)      Definitions.  The terms  defined in Section 14 and in the Schedule  will have the meanings  therein  specified for the purpose of this Master Agreement.

(b)      Inconsistency.  In the event of any  inconsistency  between the  provisions  of the Schedule and the other  provisions of this
Master  Agreement,  the Schedule will prevail.  In the event of any  inconsistency  between the provisions of any Confirmation and this
Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)      Single  Agreement.  All  Transactions  are  entered  into  in  reliance  on the  fact  that  this  Master  Agreement  and  all
Confirmations form a single agreement between the parties  (collectively  referred to as this  "Agreement"),  and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i)   Each party will make each payment or delivery  specified  in each  Confirmation  to be made by it,  subject to the other provisions of this Agreement.

         (ii)  Payments under this Agreement will be made on the due date for value on that date in the place of the account  specified in the  relevant  Confirmation  or  otherwise  pursuant  to this  Agreement,  in freely  transferable  funds and in the manner customary  for payments in the required  currency.  Where  settlement  is by delivery  (that is, other than by payment),  such delivery  will be made for  receipt on the due date in the manner  customary  for the  relevant  obligation  unless  otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii) Each obligation of each party under Section  2(a)(i) is subject to (1) the condition  precedent that no Event of Default or Potential  Event of Default with respect to the other party has occurred and is  continuing,  (2) the  condition  precedent that no Early  Termination  Date in respect of the relevant  Transaction has occurred or been  effectively  designated and (3)
         each other applicable condition precedent specified in this Agreement.

 (b)     Change of  Account.  Either  party may change its account  for  receiving a payment or delivery by giving  notice to the other party at least five Local  Business Days prior to the scheduled  date for the payment or delivery to which such change  applies  unless such other party gives timely notice of a reasonable objection to such change.

(c)      Netting.  If on any date amounts would otherwise be payable:--

         (i)  in the same currency; and

         (ii) in respect of the same Transaction,

by each party to the other,  then,  on such date,  each party's  obligation  to make  payment of any such amount will be  automatically satisfied  and  discharged  and, if the  aggregate  amount that would  otherwise  have been payable by one party  exceeds the aggregate amount  that would  otherwise  have been  payable  by the other  party,  replaced  by an  obligation  upon the party by whom the larger aggregate  amount  would  have been  payable  to pay to the other  party the excess of the larger  aggregate  amount  over the  smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be determined  in respect of all amounts  payable on the same date in the same  currency in respect of such  Transactions,  regardless  of whether such amounts are payable in respect of the same  Transaction.  The election may be made in the Schedule or a Confirmation by specifying that  subparagraph (ii) above will not apply to the  Transactions  identified as being subject to the  election,  together with the starting date (in which case  subparagraph
(ii)  above  will not,  or will cease to,  apply to such  Transactions  from such  date).  This  election  may be made  separately  for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)     Deduction or Withholding for Tax.

        (i)    Gross-Up.  All payments under this Agreement will be made without any deduction or withholding  for or on account of any
        Tax unless such  deduction  or  withholding  is required by any  applicable  law, as modified by the  practice of any  relevant governmental  revenue  authority,  then in effect.  If a party is so  required  to deduct or  withhold,  then that party  ("X")
        will:--

               (1)  promptly notify the other party ("Y") of such requirement;

               (2)  pay to the relevant  authorities  the full amount  required to be deducted or withheld  (including  the full amount required to be deducted or withheld from any  additional  amount paid by X to Y under this Section  2(d))  promptly upon the earlier of determining  that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (3)  promptly forward to Y an official receipt (or a certified copy), or other  documentation  reasonably  acceptable to
               Y, evidencing such payment to such authorities; and

               (4)  if such Tax is an  Indemnifiable  Tax, pay to Y, in addition to the payment to which Y is otherwise  entitled under this Agreement,  such additional  amount as is necessary to ensure that the net amount actually  received by Y (free and clear of Indemnifiable  Taxes,  whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required.  However,  X will not be required to pay any additional  amount to Y to the extent that it would not be required to be paid but for:--

                  (A)   the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B)   the failure of a representation  made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have  occurred  but for (I) any action  taken by a taxing  authority,  or  brought in a court of  competent jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

         (ii) Liability.  If:--

              (1) X is required by any applicable law, as modified by the practice of any relevant  governmental revenue authority,  to make any  deduction or  withholding  in respect of which X would not be required to pay an  additional  amount to Y under
              Section 2(d)(i)(4);

              (2) X does not so deduct or withhold; and

              (3) a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then satisfies the liability  resulting from such Tax, Y will promptly pay to X the amount of such  liability  (including  any related  liability  for  interest,  but  including  any related  liability  for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      Default  Interest;  Other Amounts.  Prior to the occurrence or effective  designation of an Early  Termination Date in respect of the relevant  Transaction,  a party that defaults in the performance of any payment  obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest  (before as well as after  judgment) on the overdue  amount to the other party on demand in the same currency as such overdue  amount,  for the period from (and  including) the original due date for payment to (but excluding) the date of actual  payment,  at the Default Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the  occurrence or effective  designation of an Early  Termination  Date in respect of the  relevant  Transaction,  a party  defaults  in the  performance  of any  obligation  required  to be settled by  delivery,  it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       Representations

Each party  represents  to the other party (which  representations  will be deemed to be repeated by each party on each date on which a
Transaction  is entered  into and, in the case of the  representations  in Section  3(f),  at all times until the  termination  of this
Agreement) that:--

(a)      Basic Representations.

         (i)   Status.  It is  duly  organized  and  validly  existing  under  the  laws of the  jurisdiction  of its  organization  or incorporation and, if relevant under such laws, in good standing;

         (ii)  Powers.  It has the power to execute this Agreement and any other  documentation  relating to this Agreement to which it is a party,  to deliver this  Agreement and any other  documentation  relating to this  Agreement  that it is required by this
         Agreement to deliver and to perform its  obligations  under this Agreement and any obligations it has under any Credit Support
         Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

         (iii) No Violation or Conflict.  Such  execution,  delivery and performance do not violate or conflict with any law applicable to it, any  provision  of its  constitutional  documents,  any order or  judgment of any court or other  agency of  government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv)  Consents.  All  governmental  and other  consents  that are  required to have been  obtained by it with  respect to this
         Agreement or any Credit  Support  Document to which it is a party have been  obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v)   Obligations  Binding.  Its  obligations  under this  Agreement  and any Credit  Support  Document to which it is a party constitute  its legal,  valid and binding  obligations,  enforceable  in accordance  with their  respective  terms (subject to applicable  bankruptcy,  reorganization,  insolvency,  moratorium or similar laws affecting  creditors'  rights  generally and subject, as to enforceability,  to equitable  principles of general  application  (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)      Absence of Certain  Events.  No Event of Default or Potential  Event of Default or, to its knowledge,  Termination  Event with respect to it has  occurred  and is  continuing  and no such event or  circumstance  would  occur as a result of its  entering  into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)      Absence  of  Litigation.  There is not  pending  or, to its  knowledge,  threatened  against it or any of its  Affiliates  any action, suit or proceeding at law or in equity or before any court,  tribunal,  governmental body, agency or official or any arbitrator that is likely to affect the  legality,  validity or  enforceability  against it of this  Agreement or any Credit  Support  Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)      Accuracy of  Specified  Information.  All  applicable  information  that is  furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section  3(d) in the  Schedule  is, as of the date of the  information,  true, accurate and complete in every material aspect.

(e)      Payer Tax Representation.  Each  representation  specified in the Schedule as being made by it for the purpose of this Section
3(e) is accurate and true.

(f)      Payee Tax  Representations.  Each  representation  specified  in the  Schedule  as being  made by it for the  purpose  of this
Section 3(f) is accurate and true.

4.       Agreements

Each party  agrees  with the other that,  so long as either  party has or may have any  obligation  under this  Agreement  or under any
Credit Support Document to which it is a party:--

(a)      Furnish  Specified  Information.  It will deliver to the other party or, in certain cases under  subparagraph  (iii) below, to such government or taxing authority as the other party reasonably directs:--

         (i)   any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii)  any other documents specified in the Schedule or any Confirmation; and

         (iii) upon  reasonable  demand by such other  party,  any form or document  that may be required or  reasonably  requested  in writing in order to allow such other  party or its Credit  Support  Provider  to make a payment  under this  Agreement  or any applicable  Credit Support  Document  without any deduction or withholding for or on account of any Tax or with such deduction or  withholding  at a reduced rate (so long as the  completion,  execution or  submission  of such form or document  would not materially  prejudice  the  legal or  commercial  position  of the party in  receipt  of such  demand),  with any such form or document to be accurate and  completed in a manner  reasonably  satisfactory  to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)      Maintain  Authorizations.  It will use all  reasonable  efforts to  maintain  in full force and  effect  all  consents  of any governmental  or other  authority that are required to be obtained by it with respect to this Agreement or any Credit Support  Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)      Comply with Laws. It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply  would  materially  impair its ability to perform  its  obligations  under this  Agreement  or any Credit  Support
Document to which it is a party.

(d)      Tax Agreement.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)      Payment  of Stamp  Tax.  Subject  to  Section  11, it will pay any Stamp Tax  levied or  imposed  upon it or in respect of its execution or performance of this  Agreement by a  jurisdiction  in which it is  incorporated,  organized,  managed and  controlled,  or considered  to have its seat, or in which a branch or office  through  which it is acting for the purpose of this  Agreement is located
("Stamp  Tax  Jurisdiction")  and will  indemnify  the other party  against any Stamp Tax levied or imposed  upon the other party or in respect of the other party's  execution or performance of this Agreement by any such Stamp Tax  Jurisdiction  which is not also a Stamp
Tax Jurisdiction with respect to the other party.

5.       Events of Default and Termination Events

(a)      Events of Default.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit  Support  Provider of such  party or any  Specified  Entity of such  party of any of the  following  events  constitutes  an event of  default  (an "Event of
Default") with respect to such party:--

         (i)   Failure to Pay or Deliver.  Failure by the party to make,  when due, any payment under this  Agreement or delivery under
         Section  2(a)(i) or 2(e)  required to be made by it if such failure is not remedied on or before the third Local  Business Day after notice of such failure is given to the party;

         (ii)  Breach of  Agreement.  Failure  by the party to comply  with or perform  any  agreement  or  obligation  (other  than an obligation  to make any  payment  under this  Agreement  or  delivery  under  Section  2(a)(i) or 2(e) or to give  notice of a
         Termination  Event or any agreement or obligation under Section  4(a)(i),  4(a)(iii) or 4(d)) to be complied with or performed by the party in  accordance  with this  Agreement if such failure is not remedied on or before the  thirtieth day after notice of such failure is given to the party;

         (iii) Credit Support Default.

                (1)  Failure by the party or any Credit  Support  Provider  of such party to comply with or perform  any  agreement  or obligation  to be complied with or performed by it in accordance  with any Credit  Support  Document if such failure is continuing after any applicable grace period has elapsed;

                (2)  the expiration or  termination  of such Credit  Support  Document or the failing or ceasing of such Credit Support
                Document to be in full force and effect for the  purpose of this  Agreement  (in either  case other than in  accordance with its terms) prior to the  satisfaction of all obligations of such party under each Transaction to which such Credit
                Support Document relates without the written consent of the other party; or

                (3)  the party or such Credit Support Provider  disaffirms,  disclaims,  repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv)  Misrepresentation.  A representation  (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or  repeated  by the party or any Credit  Support  Provider  of such party in this  Agreement  or any Credit
         Support  Document proves to have been incorrect or misleading in any material  respect when made or repeated or deemed to have been made or repeated;

         (v)   Default under Specified  Transaction.  The party, any Credit Support Provider of such party or any applicable  Specified
         Entity  of such  party (1)  defaults  under a  Specified  Transaction  and,  after  giving  effect  to any  applicable  notice requirement or grace period,  there occurs a liquidation  of, an acceleration  of obligations  under, or an early  termination of, that Specified  Transaction,  (2) defaults,  after giving effect to any applicable notice  requirement or grace period, in making any payment or delivery  due on the last  payment,  delivery or exchange  date of, or any payment on early  termination of, a Specified  Transaction  (or such default  continues  for at least three Local  Business  Days if there is no  applicable notice  requirement or grace period) or (3)  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a Specified
         Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi)  Cross  Default.  If "Cross  Default" is specified in the Schedule as applying to the party,  the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party,  any Credit  Support  Provider of such party or any applicable  Specified  Entity of such party under one or more  agreements  or  instruments  relating  to  Specified  Indebtedness  of any of them  (individually  or collectively)  in an aggregate  amount of not less than the applicable  Threshold  Amount (as specified in the Schedule) which has resulted in such Specified  Indebtedness  becoming,  or becoming  capable at such time of being declared,  due and payable under such  agreements or  instruments,  before it would  otherwise  have been due and payable or (2) a default by such party, such Credit Support  Provider or such Specified  Entity  (individually  or collectively) in making one or more payments on the due date  thereof  in an  aggregate  amount  of not less  than the  applicable  Threshold  Amount  under  such  agreements  or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) Bankruptcy.  The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

                (1) is dissolved (other than pursuant to a consolidation,  amalgamation or merger);  (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its  inability  generally to pay its debts as they become due; (3) makes a general  assignment,  arrangement  or  composition  with or for the benefit of its  creditors;  (4) institutes or has instituted  against it a  proceeding  seeking a judgment of  insolvency  or  bankruptcy  or any other  relief under any bankruptcy or  insolvency  law or other similar law  affecting  creditors'  rights,  or a petition is presented for its winding-up or  liquidation,  and, in the case of any such  proceeding or petition  instituted or presented  against it, such  proceeding  or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed,  discharged,  stayed or restrained in each  case  within  30 days of the  institution  or  presentation  thereof;  (5)  has a  resolution  passed  for its winding-up,  official management or liquidation (other than pursuant to a consolidation,  amalgamation or merger);  (6)
                seeks or becomes  subject to the  appointment  of an  administrator,  provisional  liquidator,  conservator,  receiver, trustee,  custodian or other  similar  official for it or for all or  substantially  all its assets;  (7) has a secured party take possession of all or substantially all its assets or has a distress,  execution,  attachment,  sequestration or other legal  process  levied,  enforced or sued on or against all or  substantially  all its assets and such secured party  maintains  possession,  or any such process is not dismissed,  discharged,  stayed or  restrained,  in each case within 30 days  thereafter;  (8) causes or is subject to any event with respect to it which,  under the applicable laws of any jurisdiction,  has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive);  or (9)
                takes any action in  furtherance  of, or  indicating  its  consent  to,  approval  of, or  acquiescence  in, any of the foregoing acts; or

         (viii)   Merger Without  Assumption.  The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges  with or into,  or  transfers  all or  substantially  all its assets to,  another  entity  and,  at the time of such consolidation, amalgamation, merger or transfer:--

                  (1)   the resulting,  surviving or transferee entity fails to assume all the obligations of such party or such Credit
                  Support  Provider under this Agreement or any Credit Support  Document to which it or its  predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                  (2)   the  benefits of any Credit  Support  Document  fail to extend  (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

  (b)    Termination  Events.  The  occurrence at any time with respect to a party or, if applicable,  any Credit  Support  Provider of such party or any Specified Entity of such party of any event specified below  constitutes an Illegality if the event is specified in
  (i) below,  a Tax Event if the event is  specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be  applicable,  a Credit  Event Upon Merger if the event is specified  pursuant to (iv) below or an  Additional
  Termination Event if the event is specified pursuant to (v) below:--

         (i)   Illegality.  Due to the  adoption  of, or any change in, any  applicable  law after the date on which a  Transaction  is entered  into,  or due to the  promulgation  of, or any change in, the  interpretation  by any court,  tribunal or  regulatory authority with competent  jurisdiction  of any applicable law after such date, it becomes  unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

                  (1)    to perform any  absolute  or  contingent  obligation  to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material  provision of this Agreement relating to such Transaction; or

                  (2)    to perform,  or for any Credit Support  Provider of such party to perform,  any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii)  Tax Event. Due to (x) any action taken by a taxing  authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y) a Change in Tax Law,  the party (which will be the  Affected  Party)  will,  or there is a substantial  likelihood that it will, on the next succeeding  Scheduled Payment Date (1) be required to pay to the other party an  additional  amount in respect of an  Indemnifiable  Tax under  Section  2(d)(i)(4)  (except in respect of  interest  under
         Section  2(e),  6(d)(ii) or 6(e)) or (2) receive a payment  from which an amount is required to be deducted or withheld for or on account of a Tax  (except in  respect of  interest  under  Section  2(e),  6(d)(ii)  or 6(e)) and no  additional  amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) Tax Event Upon Merger.  The party (the "Burdened  Party") on the next succeeding  Scheduled Payment Date will either (1)
         be required to pay an additional  amount in respect of an  Indemnifiable  Tax under Section  2(d)(i)(4)  (except in respect of interest  under  Section  2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any  Indemnifiable  Tax in respect of which the other party is not required to pay an  additional  amount
         (other than by reason of Section  2(d)(i)(4)(A)  or (B)), in either case as a result of a party  consolidating or amalgamating with, or merging with or into, or  transferring  all or  substantially  all its assets to,  another  entity (which will be the
         Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv)  Credit Event Upon  Merger.  If "Credit  Event Upon  Merger" is specified in the Schedule as applying to the party,  such party ("X"),  any Credit Support Provider of X or any applicable  Specified  Entity of X consolidates or amalgamates  with, or merges with or into, or transfers all or  substantially  all its assets to, another entity and such action does not constitute an event  described in Section  5(a)(viii)  but the  creditworthiness  of the  resulting,  surviving or  transferee  entity is materially  weaker than that of X, such Credit Support  Provider or such  Specified  Entity,  as the case may be,  immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v)   Additional  Termination  Event. If any "Additional  Termination  Event" is specified in the Schedule or any Confirmation as applying,  the occurrence of such event (and, in such event,  the Affected Party or Affected  Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

  (c)    Event of Default and Illegality.  If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an
  Event of Default.

  6.     Early Termination

  (a)    Right to Terminate  Following  Event of Default.  If at any time an Event of Default with respect to a party (the  "Defaulting
  Party") has occurred and is then  continuing,  the other party (the  "Non-defaulting  Party") may, by not more than 20 days notice to the Defaulting Party  specifying the relevant Event of Default,  designate a day not earlier than the day such notice is effective as an Early  Termination Date in respect of all outstanding  Transactions.  If, however,  "Automatic Early  Termination" is specified in the  Schedule  as  applying  to a party,  then an Early  Termination  Date in  respect  of all  outstanding  Transactions  will occur immediately upon the occurrence with respect to such party of an Event of Default  specified in Section  5(a)(vii)(1),  (3), (5), (6)
  or, to the extent analogous thereto,  (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation  of the relevant  petition upon the  occurrence  with respect to such party of an Event of Default  specified in Section
  5(a)(vii)(4) or, to the extent analogous thereto, (8).

  (b)    Right to Terminate Following Termination Event.

         (i)   Notice.  If a Termination  Event occurs,  an Affected  Party will,  promptly upon becoming aware of it, notify the other party,  specifying  the  nature  of that  Termination  Event and each  Affected  Transaction  and will  also  give such  other information about that Termination Event as the other party may reasonably require.

         (ii)  Transfer to Avoid  Termination  Event. If either an Illegality under Section  5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party,  or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected  Party,  the Affected
         Party will, as a condition to its right to designate an Early  Termination  Date under Section  6(b)(iv),  use all  reasonable efforts (which will not require such party to incur a loss, excluding  immaterial,  incidental expenses) to transfer within 20 days after it gives  notice  under  Section  6(b)(i) all its rights and  obligations  under this  Agreement  in respect of the
         Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect  within such
         20 day period,  whereupon  the other party may effect such a transfer  within 30 days after the notice is given under  Section
         6(b)(i).

         Any such transfer by a party under this Section  6(b)(ii) will be subject to and  conditional  upon the prior written  consent of the other party,  which consent will not be withheld if such other party's  policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) Two  Affected  Parties.  If an  Illegality  under  Section  5(b)(i)(1)  or a Tax Event occurs and there are two Affected
         Parties,  each party will use all  reasonable  efforts to reach  agreement  within 30 days after notice thereof is given under
         Section 6(b)(i) on action to avoid that Termination Event.

         (iv)  Right to Terminate.  If:--

               (1)  a transfer  under  Section  6(b)(ii) or an  agreement  under  Section  6(b)(iii),  as the case may be, has not been effected  with respect to all Affected  Transactions  within 30 days after an Affected  Party gives notice under Section
               6(b)(i); or

               (2)  an Illegality under Section  5(b)(i)(2),  a Credit Event Upon Merger or an Additional  Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either party in the case of an Illegality,  the Burdened  Party in the case of a Tax Event Upon Merger,  any Affected Party in the case of a Tax Event or an Additional  Termination  Event if there is more than one Affected  Party,  or the party which is not the  Affected  Party in the case of a Credit  Event Upon Merger or an  Additional  Termination  Event if there is only one
         Affected  Party may, by not more than 20 days notice to the other party and provided  that the relevant  Termination  Event is then  continuing,  designate a day not earlier than the day such notice is effective as an Early  Termination  Date in respect of all Affected Transactions.

  (c)    Effect of Designation.

         (i)   If notice  designating an Early  Termination  Date is given under Section 6(a) or (b), the Early  Termination  Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii)  Upon the  occurrence or effective  designation of an Early  Termination  Date, no further  payments or deliveries  under
         Section 2(a)(i) or 2(e) in respect of the Terminated  Transactions  will be required to be made, but without  prejudice to the other provisions of this Agreement.  The amount,  if any, payable in respect of an Early  Termination Date shall be determined pursuant to Section 6(e).

  (d)    Calculations.

         (i)   Statement.  On or as soon as reasonably  practicable  following the occurrence of an Early  Termination Date, each party will make the  calculations on its part, if any,  contemplated by Section 6(e) and will provide to the other party a statement
         (1) showing,  in reasonable  detail,  such calculations  (including all relevant  quotations and specifying any amount payable under Section  6(e)) and (2) giving  details of the relevant  account to which any amount  payable to it is to be paid. In the absence of written  confirmation  from the source of a quotation  obtained in determining a Market  Quotation,  the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii)  Payment Date.  An amount  calculated  as being due in respect of any Early  Termination  Date under Section 6(e) will be payable  on the day that  notice of the  amount  payable  is  effective  (in the case of an Early  Termination  Date  which is designated  or occurs as a result of an Event of  Default)  and on the day which is two Local  Business  Days after the day on which notice of the amount payable is effective (in the case of an Early  Termination  Date which is designated as a result of a  Termination  Event).  Such amount will be paid  together  with (to the extent  permitted  under  applicable  law)  interest thereon (before as well as after judgment) in the Termination  Currency,  from (and including) the relevant Early  Termination
         Date to (but  excluding) the date such amount is paid, at the Applicable  Rate.  Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

  (e)    Payments on Early  Termination.  If an Early  Termination  Date  occurs,  the  following  provisions  shall apply based on the parties' election in the Schedule of a payment measure,  either "Market Quotation" or "Loss", and a payment method, either the "First
  Method" or the "Second  Method".  If the parties fail to designate a payment  measure or payment  method in the Schedule,  it will be deemed that "Market  Quotation" or the "Second Method",  as the case may be, shall apply.  The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i)   Events of Default.  If the Early Termination Date results from an Event of Default:--

               (1)  First Method and Market  Quotation.  If the First Method and Market  Quotation apply, the Defaulting Party will pay to the  Non-defaulting  Party the excess, if a positive number,  of (A) the sum of the Settlement Amount  (determined by the  Non-defaulting  Party) in respect of the Terminated  Transactions  and the Termination  Currency  Equivalent of the
               Unpaid Amounts owing to the  Non-defaulting  Party over (B) the  Termination  Currency  Equivalent of the Unpaid Amounts
               owing to the Defaulting Party.

               (2)  First Method and Loss.  If the First Method and Loss apply,  the  Defaulting  Party will pay to the  Non-defaulting
               Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

               (3)  Second Method and Market  Quotation.  If the Second Method and Market  Quotation  apply,  an amount will be payable equal to (A) the sum of the  Settlement  Amount  (determined by the  Non-defaulting  Party) in respect of the Terminated
               Transactions and the Termination  Currency  Equivalent of the Unpaid Amounts owing to the Non-defaulting  Party less (B)
               the Termination  Currency  Equivalent of the Unpaid Amounts owing to the Defaulting  Party. If that amount is a positive number,  the Defaulting Party will pay it to the  Non-defaulting  Party; if it is a negative number,  the Non-defaulting
               Party will pay the absolute value of that amount to the Defaulting Party.

               (4)  Second  Method  and  Loss.  If the  Second  Method  and  Loss  apply,  an  amount  will  be  payable  equal  to the
               Non-defaulting  Party's Loss in respect of this Agreement.  If that amount is a positive  number,  the Defaulting  Party will pay it to the  Non-defaulting  Party; if it is a negative number,  the  Non-defaulting  Party will pay the absolute value of that amount to the Defaulting Party.

         (ii)  Termination Events.  If the Early Termination Date results from a Termination Event:--

               (1)  One Affected  Party.  If there is one Affected  Party,  the amount  payable will be determined  in accordance  with
               Section 6(e)(i)(3),  if Market Quotation applies, or Section 6(e)(i)(4),  if Loss applies,  except that, in either case, references  to the  Defaulting  Party and to the  Non-defaulting  Party will be deemed to be  references to the Affected
               Party and the  party  which is not the  Affected  Party,  respectively,  and,  if Loss  applies  and fewer  than all the
               Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

               (2)  Two Affected Parties.  If there are two Affected Parties:--

                     (A)   if Market  Quotation  applies,  each party will  determine a Settlement  Amount in respect of the Terminated
                     Transactions,  and an amount will be payable  equal to (I) the sum of (a) one-half of the  difference  between the
                     Settlement  Amount of the party with the higher  Settlement  Amount ("X") and the  Settlement  Amount of the party with the lower  Settlement  Amount ("Y") and (b) the Termination  Currency  Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                     (B)   if Loss applies,  each party will determine its Loss in respect of this Agreement (or, if fewer than all the
                     Transactions  are being  terminated,  in respect of all  Terminated  Transactions)  and an amount  will be payable equal to one-half of the  difference  between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

             If the amount payable is a positive  number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

         (iii) Adjustment  for  Bankruptcy.  In  circumstances  where  an  Early  Termination  Date  occurs  because  "Automatic  Early
         Termination"  applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are  appropriate  and  permitted  by law to reflect any  payments or  deliveries  made by one party to the other under this
         Agreement  (and  retained by such other party)  during the period from the  relevant  Early  Termination  Date to the date for payment determined under Section 6(d)(ii).

         (iv)  Pre-Estimate.  The parties agree that if Market  Quotation  applies an amount  recoverable  under this Section 6(e) is a reasonable  pre-estimate  of loss  and not a  penalty.  Such  amount  is  payable  for the  loss of  bargain  and the  loss of protection  against future risks and except as otherwise  provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       Transfer

Subject to Section  6(b)(ii),  neither this  Agreement  nor any interest or obligation  in or under this  Agreement may be  transferred
(whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation or amalgamation  with, or merger with or into, or transfer of all or  substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this
Agreement); and

(b)      a party may make such a transfer  of all or any part of its  interest  in any amount  payable  to it from a  Defaulting  Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a)      Payment in the  Contractual  Currency.  Each payment under this Agreement will be made in the relevant  currency  specified in this  Agreement  for that payment (the  "Contractual  Currency").  To the extent  permitted by applicable  law, any  obligation to make payments  under this  Agreement in the  Contractual  Currency will not be  discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable  manner and in good faith in converting  the currency so tendered  into the  Contractual  Currency,  of the full amount in the  Contractual  Currency  of all  amounts  payable  in  respect  of this  Agreement.  If for any  reason  the amount in the
Contractual  Currency so received  falls short of the amount in the  Contractual  Currency  payable in respect of this  Agreement,  the party required to make the payment will, to the extent  permitted by applicable  law,  immediately  pay such  additional  amount in the
Contractual  Currency as may be necessary to compensate for the  shortfall.  If for any reason the amount in the  Contractual  Currency so received exceeds the amount in the Contractual  Currency payable in respect of this Agreement,  the party receiving the payment will refund promptly the amount of such excess.

(b)      Judgments.  To the extent  permitted  by  applicable  law, if any  judgment or order  expressed  in a currency  other than the
Contractual  Currency is rendered  (i) for the payment of any amount  owing in respect of this  Agreement,  (ii) for the payment of any amount  relating to any early  termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount  described in (i) or (ii) above, the party seeking  recovery,  after recovery in full of the aggregate amount to which such party is entitled  pursuant to the judgment or order,  will be entitled to receive  immediately  from the other party the amount of any shortfall of the  Contractual  Currency  received by such party as a consequence  of sums paid in such other currency and will refund  promptly to the other party any excess of the  Contractual  Currency  received by such party as a consequence of sums paid in such other  currency if such  shortfall or such excess  arises or results from any  variation  between the rate of exchange at which the  Contractual  Currency is converted  into the currency of the judgment or order for the purposes of such  judgment or order and the rate of exchange at which such party is able,  acting in a reasonable  manner and in good faith in  converting  the  currency  received into the Contractual  Currency,  to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.  The term "rate of exchange"  includes,  without  limitation,  any  premiums  and costs of exchange  payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      Separate  Indemnities.  To the extent  permitted by applicable  law, these  indemnities  constitute  separate and  independent obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and  independent  causes of action,  will apply  notwithstanding  any  indulgence  granted by the party to which any payment is owed and will not be  affected by judgment  being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)      Evidence of Loss.  For the purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate  that it would have suffered a loss had an actual exchange or purchase been made.

9.       Miscellaneous

(a)      Entire  Agreement.  This  Agreement  constitutes  the entire  agreement and  understanding  of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      Amendments.  No  amendment,  modification  or waiver  in  respect  of this  Agreement  will be  effective  unless  in  writing
(including  a writing  evidenced  by a facsimile  transmission)  and  executed by each of the  parties or  confirmed  by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      Survival of  Obligations.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the  obligations of the parties under this
Agreement will survive the termination of any Transaction.

(d)      Remedies  Cumulative.  Except as provided in this  Agreement,  the rights,  powers,  remedies and privileges  provided in this
Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      Counterparts and Confirmations.

         (i)  This  Agreement  (and each  amendment,  modification  and waiver in  respect  of it) may be  executed  and  delivered  in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The  parties  intend  that they are legally  bound by the terms of each  Transaction  from the moment they agree to those terms (whether  orally or  otherwise).  A  Confirmation  shall be entered into as soon as practicable  and may be executed and delivered in counterparts  (including by facsimile  transmission) or be created by an exchange of telexes or by an exchange of electronic  messages on an electronic  messaging system,  which in each case will be sufficient for all purposes to evidence a binding  supplement to this  Agreement.  The parties will specify  therein or through  another  effective  means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)      No Waiver of Rights.  A failure or delay in exercising  any right,  power or privilege in respect of this  Agreement  will not be  presumed  to operate as a waiver,  and a single or partial  exercise  of any right,  power or  privilege  will not be  presumed  to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)      Headings.  The headings used in this Agreement are for  convenience  of reference only and are not to affect the  construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a)      If Section 10(a) is specified in the Schedule as applying,  each party that enters into a Transaction  through an Office other than its head or home office  represents  to the other party  that,  notwithstanding  the place of booking  office or  jurisdiction  of incorporation  or  organization  of such party,  the  obligations of such party are the same as if it had entered into the  Transaction through its head or home office.  This  representation  will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither  party may  change the  Office  through  which it makes and  receives  payments  or  deliveries  for the  purpose of a
Transaction without the prior written consent of the other party.

(c)      If a party is specified as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive  payments or deliveries  under any  Transaction  through any Office  listed in the  Schedule,  and the Office  through  which it makes and  receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      Expenses

A  Defaulting  Party will,  on demand,  indemnify  and hold  harmless  the other party for and  against  all  reasonable  out-of-pocket expenses,  including  legal fees and Stamp Tax,  incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting  Party is a party or by reason of the early  termination of any Transaction, including, but not limited to, costs of collection.

12.      Notices

(a)      Effectiveness.  Any notice or other  communication  in respect of this  Agreement  may be given in any manner set forth  below
(except that a notice or other  communication under Section 5 or 6 may not be given by facsimile  transmission or electronic  messaging system) to the address or number or in accordance  with the electronic  messaging  system details  provided (see the Schedule) and will be deemed effective as indicated:--

         (i)  if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii)    if sent by  facsimile  transmission,  on the date that  transmission  is  received by a  responsible  employee of the recipient in legible  form (it being agreed that the burden of proving  receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested),  on the date that mail is delivered or its delivery is attempted; or

         (v)  if sent by electronic messaging system, on the date that electronic message is received,

unless the date of delivery (or attempted delivery) or that receipt,  as applicable,  is not a Local Business Day or that communication is delivered  (or  attempted)  or received,  as  applicable,  after the close of business on a Local  Business  Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      Change of  Addresses.  Either  party may by notice to the other change the address,  telex or facsimile  number or  electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

(a)      Governing Law.  This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)      Jurisdiction.  With  respect  to any suit,  action or  proceedings  relating  to this  Agreement  ("Proceedings"),  each party irrevocably:--

         (i)   submits to the  jurisdiction of the English courts,  if this Agreement is expressed to be governed by English law, or to the  non-exclusive  jurisdiction  of the courts of the State of New York and the United States  District  Court located in the
         Borough of  Manhattan  in New York City,  if this  Agreement is expressed to be governed by the laws of the State of New York;
         and

         (ii)  waives any objection which it may have at any time to the laying of venue of any Proceedings  brought in any such court, waives any claim that such  Proceedings  have been brought in an  inconvenient  forum and further  waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement  precludes either party from bringing  Proceedings in any other jurisdiction  (outside,  if this Agreement is expressed to be governed by English law, the Contracting  States,  as defined in Section 1(3) of the Civil  Jurisdiction  and Judgments
Act 1982 or any  modification,  extension or re-enactment  thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

  (c)    Service of Process.  Each party  irrevocably  appoints the Process Agent (if any) specified  opposite its name in the Schedule to receive,  for it and on its behalf,  service of process in any Proceedings.  If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute  process agent  acceptable to the other  party.  The parties  irrevocably  consent to service of process  given in the manner  provided  for notices in Section 12.
  Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

  (d)    Waiver of  Immunities.  Each party  irrevocably  waives,  to the fullest extent  permitted by applicable  law, with respect to itself and its revenues and assets  (irrespective  of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv)  attachment of its assets  (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any  jurisdiction  and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

  14.    Definitions

  As used in this Agreement:--

  "Additional Termination Event" has the meaning specified in Section 5(b).

  "Affected Party" has the meaning specified in Section 5(b).

  "Affected  Transactions"  means (a) with respect to any Termination  Event  consisting of an Illegality,  Tax Event or Tax Event Upon
  Merger,  all Transactions  affected by the occurrence of such Termination Event and (b) with respect to any other Termination  Event, all Transactions.

  "Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled,  directly or indirectly, by the person, any entity that  controls,  directly or  indirectly,  the person or any entity  directly or indirectly  under common control with the person.  For this  purpose,  "control"  of any entity or person  means  ownership  of a majority of the voting power of the entity or person.

  "Applicable Rate" means:--

  (a)    in respect of obligations  payable or deliverable (or which would have been but for Section  2(a)(iii)) by a Defaulting Party, the Default Rate;

  (b)    in respect of an  obligation  to pay an amount  under  Section  6(e) of either  party from and after the date  (determined  in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

  (c)    in  respect of all other  obligations  payable or  deliverable  (or which  would  have been but for  Section  2(a)(iii))  by a
  Non-defaulting Party, the Non-default Rate; and

  (d)    in all other cases, the Termination Rate.

  "Burdened Party" has the meaning specified in Section 5(b).

  "Change in Tax Law" means the enactment,  promulgation,  execution or ratification  of, or any change in or amendment to, any law (or in the  application  or official  interpretation  of any law) that occurs on or after the date on which the relevant  Transaction  is entered into.

  "consent" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

  "Credit Event Upon Merger" has the meaning specified in Section 5(b).

  "Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

  "Credit Support Provider" has the meaning specified in the Schedule.

  "Default  Rate" means a rate per annum equal to the cost  (without  proof or evidence of any actual cost) to the  relevant  payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

  "Defaulting Party" has the meaning specified in Section 6(a).

  "Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

  "Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

  "Illegality" has the meaning specified in Section 5(b).

  "Indemnifiable  Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this  Agreement but for a present or former connection  between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person  related to such  recipient  (including,  without  limitation,  a connection  arising from such recipient or related  person  being or having been a citizen or  resident of such  jurisdiction,  or being or having  been  organised,  present or engaged in a trade or business in such jurisdiction,  or having or having had a permanent establishment or fixed place of business in such  jurisdiction,  but excluding a connection  arising  solely from such recipient or related  person having  executed,  delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

  "law"  includes any treaty,  law,  rule or  regulation  (as  modified,  in the case of tax  matters,  by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

  "Local Business Day" means,  subject to the Schedule,  a day on which commercial banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) (a) in relation to any obligation under Section 2(a)(i),  in the place(s)  specified in the relevant  Confirmation  or, if not so  specified,  as  otherwise  agreed by the parties in writing or  determined  pursuant to provisions contained, or incorporated by reference,  in this Agreement,  (b) in relation to any other payment, in the place where the relevant account is located and, if different,  in the principal  financial centre,  if any, of the currency of such payment,  (c) in relation to any notice or other  communication,  including notice  contemplated  under Section 5(a)(i),  in the city specified in the address for notice  provided by the  recipient  and, in the case of a notice  contemplated  by Section  2(b),  in the place where the relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant  locations  for  performance  with respect to such Specified Transaction.

  "Loss"  means,  with  respect  to this  Agreement  or one or more  Terminated  Transactions,  as the  case may be,  and a party,  the
  Termination  Currency  Equivalent  of an amount that party  reasonably  determines in good faith to be its total losses and costs (or gain, in which case  expressed as a negative  number) in connection  with this Agreement or that  Terminated  Transaction or group of
  Terminated  Transactions,  as the case may be,  including any loss of bargain,  cost of funding or, at the election of such party but without  duplication,  loss or cost incurred as a result of its terminating,  liquidating,  obtaining or reestablishing  any hedge or related  trading  position (or any gain  resulting  from any of them).  Loss  includes  losses and costs (or gains) in respect of any payment or delivery  required to have been made  (assuming  satisfaction  of each  applicable  condition  precedent) on or before the relevant Early Termination Date and not made,  except,  so as to avoid  duplication,  if Section  6(e)(i)(1) or (3) or 6(e)(ii)(2)(A)
  applies.  Loss  does not  include a party's  legal  fees and  out-of-pocket  expenses  referred  to under  Section  11. A party  will determine its Loss as of the relevant Early  Termination  Date, or, if that is not  reasonably  practicable,  as of the earliest date thereafter as is reasonably  practicable.  A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

  "Market  Quotation"  means,  with respect to one or more  Terminated  Transactions  and a party making the  determination,  an amount determined on the basis of quotations  from Reference  Market-makers.  Each  quotation  will be for an amount,  if any, that would be paid to such  party  (expressed  as a negative  number) or by such party  (expressed  as a positive  number) in  consideration  of an agreement  between such party  (taking into account any existing  Credit  Support  Document with respect to the  obligations  of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement  Transaction") that would have the effect of preserving for such party the economic  equivalent of any payment or delivery  (whether the underlying  obligation was absolute or contingent and assuming the satisfaction of each applicable  condition  precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated  Transactions that would, but for the occurrence of the relevant Early Termination
  Date,  have been required  after that date. For this purpose,  Unpaid  Amounts in respect of the  Terminated  Transaction or group of
  Terminated  Transactions are to be excluded but, without  limitation,  any payment or delivery that would, but for the relevant Early
  Termination  Date, have been required  (assuming  satisfaction of each applicable  condition  precedent) after that Early Termination
  Date is to be  included.  The  Replacement  Transaction  would be  subject  to such  documentation  as such  party and the  Reference
  Market-maker may, in good faith,  agree. The party making the  determination (or its agent) will request each Reference  Market-maker to provide its quotation to the extent  reasonably  practicable as of the same day and time (without  regard to different time zones)
  on or as soon as reasonably  practicable  after the relevant Early  Termination  Date. The day and time as of which those  quotations are to be obtained will be selected in good faith by the party  obligated to make a  determination  under Section 6(e),  and, if each party is so obliged,  after  consultation  with the other. If more than three  quotations are provided,  the Market Quotation will be the arithmetic mean of the quotations,  without regard to the quotations  having the highest and lowest values. If exactly three such quotations are provided,  the Market Quotation will be the quotation  remaining after disregarding the highest and lowest quotations.
  For this  purpose,  if more than one  quotation has the same highest  value or lowest  value,  then one of such  quotations  shall be disregarded.  If fewer than three quotations are provided,  it will be deemed that the Market Quotation in respect of such Terminated
  Transaction or group of Terminated Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost  (without  proof or  evidence  of any actual  cost) to the  Non-defaulting party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference  Market-makers"  means four leading dealers in the relevant market selected by the party  determining a Market  Quotation in good faith (a) from among dealers of the highest credit  standing  which satisfy all the criteria that such party applies  generally at the time in deciding  whether to offer or to make an  extension  of credit and (b) to the extent  practicable,  from among such dealers having an office in the same city.

"Relevant  Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated,  organized,  managed and  controlled or considered to have its seat,  (b) where an Office  through which the party is acting for purposes of this  Agreement is located,  (c) in which the party executes this  Agreement and (d) in relation to any payment,  from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a  payment  or  delivery  is to be made  under  Section  2(a)(i)  with  respect  to a
Transaction.

"Set-off" means set-off,  offset,  combination of accounts,  right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement,  another contract,  applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a)   the Termination  Currency Equivalent of the Market Quotations  (whether positive or negative) for each Terminated  Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)   such party's Loss (whether positive or negative and without  reference to any Unpaid Amounts) for each Terminated  Transaction or group of Terminated  Transactions  for which a Market  Quotation  cannot be determined  or would not (in the  reasonable  belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified  Indebtedness"  means,  subject to the Schedule,  any obligation  (whether  present or future,  contingent or otherwise,  as principal or surety or otherwise) in respect of borrowed money.

"Specified  Transaction"  means,  subject to the  Schedule,  (a) any  transaction  (including  an agreement  with respect  thereto) now existing  or  hereafter  entered  into  between  one party to this  Agreement  (or any  Credit  Support  Provider  of such party or any applicable  Specified  Entity of such party) and the other party to this Agreement (or any Credit Support  Provider of such other party or any  applicable  Specified  Entity of such other  party) which is a rate swap  transaction,  basis swap,  forward rate  transaction, commodity  swap,  commodity  option,  equity or equity index swap,  equity or equity index option,  bond option,  interest rate option, foreign exchange transaction, cap transaction, floor transaction,  collar transaction,  currency swap transaction,  cross-currency rate swap transaction,  currency option or any other similar transaction  (including any option with respect to any of these  transactions),
(b) any combination of these  transactions  and (c) any other  transaction  identified as a Specified  Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge,  assessment or fee of any nature (including interest,  penalties and additions  thereto) that is imposed by any government or other taxing  authority in respect of any payment under this  Agreement  other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated  Transactions"  means with respect to any Early  Termination  Date (a) if resulting from a Termination  Event, all Affected
Transactions  and (b) if  resulting  from an Event of Default,  all  Transactions  (in either  case) in effect  immediately  before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination"  applies,  immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination  Currency Equivalent" means, in respect of any amount denominated in the Termination  Currency,  such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination  Currency (the "Other Currency"),  the amount in the  Termination  Currency  determined by the party making the relevant  determination  as being required to purchase such amount of such Other Currency as at the relevant Early  Termination  Date, or, if the relevant Market  Quotation or Loss (as the case may be), is determined  as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot  exchange  rate of the foreign  exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination  Currency at or about
11:00 a.m. (in the city in which such foreign  exchange agent is located) on such date as would be customary for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant Early  Termination  Date or that later date. The foreign exchange agent will, if only one party is obliged to make a  determination  under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination  Event" means an  Illegality,  a Tax Event or a Tax Event Upon Merger or, if specified  to be  applicable,  a Credit Event
Upon Merger or an Additional Termination Event.

"Termination  Rate" means a rate per annum equal to the  arithmetic  mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party  means,  with  respect  to an Early  Termination  Date,  the  aggregate  of (a) in respect of all
Terminated  Transactions,  the amounts that became payable (or that would have become payable but for Section  2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early  Termination Date and which remain unpaid as at such Early  Termination Date and (b) in respect of each  Terminated  Transaction,  for each  obligation  under  Section  2(a)(i)  which was (or would have been but for Section
2(a)(iii))  required  to be settled by  delivery  to such  party on or prior to such Early  Termination  Date and which has not been so settled as at such Early  Termination  Date,  an amount equal to the fair market value of that which was (or would have been)  required to be  delivered  as of the  originally  scheduled  date for  delivery,  in each case  together  with (to the  extent  permitted  under applicable  law) interest,  in the currency of such amounts,  from (and  including) the date such amounts or obligations  were or would have been  required to have been paid or performed to (but  excluding)  such Early  Termination  Date,  at the  Applicable  Rate.  Such
amounts of interest  will be  calculated  on the basis of daily  compounding  and the actual  number of days  elapsed.  The fair market value of any obligation  referred to in clause (b) above shall be reasonably  determined by the party obliged to make the determination under  Section  6(e) or, if each party is so  obliged,  it shall be the average of the  Termination  Currency  Equivalents  of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK                MBNA CREDIT CARD MASTER NOTE TRUST
B.A., "RABOBANK INTERNATIONAL"
                                                               By:       MBNA America Bank, National Association,
                                                                         solely in its capacity as beneficiary and
                                                                         not in its individual capacity
----------------------------------------------------           -------------------------------------------------------
                  (Name of Party)                                                      (Name of Party)

By /s/Paul Bogaert                                            By /s/Kevin F. Sweeney
   ------------------------                                      -------------------
    Name:Paul Bogaert                                            Name: Kevin F. Sweeney
    Title: Attorney-in-Fact                                      Title: First Vice President
    Date: November 6, 2003                                       Date: November 6, 2003

By /s/Brett Delfino
   ----------------
    Name:Brett Delfino
    Title: Attorney-in-Fact
    Date: November 6, 2003

                                                                                                                         EXECUTION COPY

                                                               SCHEDULE
                                                                to the
                                                           Master Agreement
                                                     dated as of November 6, 2003
                                                                between
                      COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL" ("Party A"),

                                                                  and

The MBNA CREDIT CARD MASTER NOTE TRUST ("Party B"), a trust created  pursuant to a trust agreement dated as of May 4,  2001, as amended and  restated  as of May 24,  2001,  and as amended as of July 12,  2001,  as of August 1, 2002 and as of June 27, 2003 (as amended and restated, the "Trust Agreement").

Party B intends to issue  MBNAseries  Class  A(2003-11)  Notes (the "Class A Notes") pursuant to the Indenture dated as of May 24, 2001
(as amended from time to time, the  "Indenture") as supplemented by the MBNAseries  Indenture  Supplement  dated as of May 24, 2001 (as amended from time to time, the "Indenture  Supplement") and as further  supplemented by the Class A(2003-11) Terms Document dated as of
November 6, 2003 (the "Terms Document").

Part 1.  Termination Provisions

In this Agreement:

(a)      "Specified Entity" shall not apply for purposes of this Agreement.

(b)      "Specified Transaction" will have no meaning for the purpose of this Agreement.

(c)      The "Breach of  Agreement"  provisions of Section  5(a)(ii),  the  "Misrepresentation"  provisions  of Section  5(a)(iv),  the
          "Default under Specified Transaction"  provisions of Section 5(a)(v), the "Cross Default" provisions of Section 5(a)(vi), the
          "Merger Without  Assumption"  provisions of Section  5(a)(viii),  the "Tax Event" provisions of Section 5(b)(ii),  "Tax Event
          Upon Merger"  provisions of Section  5(b)(iii),  and the "Credit Event Upon Merger"  provisions of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.  Solely  with  respect to  payments  required to be made by Party A after the occurrence  of an Early  Redemption  Event with  respect to the Class A Notes,  the word "third" in the final line of Section
          5(a)(i)  shall be replaced  with  "12:00 noon New York City time of the second (or such other time as may be mutually  agreed to by Party A, Party B and the Note Rating Agencies)".

(d)      The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

(e)      Payments on Early  Termination.  For the purpose of Section 6(e) of this  Agreement,  Market  Quotation  and the Second Method will apply;  provided,  however, that in the case of an Event of Default with respect to Party A as the Defaulting Party or a
                       --------   -------
          Termination Event with respect to Party A as the Affected Party, the related Settlement  Amount, if negative,  will be deemed to be zero if the Market Quotation (as such term is modified pursuant to Part 1(f) below) cannot be determined.

(f)      Market  Quotation.  Notwithstanding  anything to the contrary in the definition of Market Quotation in Section 14, in the case of an Event of Default  with respect to Party A as the  Defaulting  Party or a  Termination  Event with respect to Party A as the Affected  Party,  the Market  Quotation,  if  negative,  will be deemed to be the negative  quotation,  if any,  with the highest absolute value received from any Reference  Market-maker,  even if only one quotation is provided, with which Party B is able,  using its best efforts,  to enter into a Replacement  Transaction  even if Party B reasonably  believes such Market
          Quotation would not produce a commercially reasonable result.

(g)      "Reference Market-maker" will not have the meaning specified in Section 14, but will instead mean the following:

                  "Reference  Market-maker"  means five leading dealers in the relevant  market  selected by the party  determining the
                  Market  Quotation in good faith (a) from among dealers which are rated not lower than investment  grade by Standard and
                  Poor's Ratings Services ("SandP") and Moody's Investors Service,  Inc. ("Moody's") which satisfy the criteria that such party  applies  generally  at that time in deciding  whether to offer or make an  extension  of credit and (b) to the extent practicable, from among dealers having an office in the same city.

(h)      "Termination Currency" means United States Dollars ("USD").

Part 2.  Tax Representations.

(a)      Payer  Tax  Representations.  For the  purpose  of  Section  3(e) of this  Agreement,  Party A and  Party B will each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant  governmental revenue authority,  of any
         Relevant  Jurisdiction  to make any  deduction  or  withholding  for or on account  of any Tax from any  payment  (other  than interest  under  Sections  2(e),  6(d)(ii)  and  6(e)  of this  Agreement)  to be made by it to the  other  party  under  this
         Agreement.  In making  this  representation,  it may rely on (i) the  accuracy of any  representation  made by the other party pursuant to Section 3(f) of this Agreement,  (ii) the satisfaction of the agreement  contained in Section 4(a)(i) or 4(a)(iii)
         of this Agreement and the accuracy and  effectiveness of any document  provided by the other party pursuant to Section 4(a)(i)
         and 4(a)(iii) of this Agreement;  and (iii) the  satisfaction of the agreement of the other party contained in Section 4(d) of this  Agreement,  provided that it shall not be a breach of this  representation  where  reliance is placed on clause (ii) and
                           --------
         the other party does not deliver a form or document  under Section  4(a)(iii) by reason of material  prejudice to its legal or commercial position.

(b)      Payee  Representations.  For the  purpose  of  Section  3(f) of  this  Agreement,  Party  A and  Party  B make  the  following representations:

(i)      The following representation will apply to Party B:

                  It is a US person for US federal income tax purposes.

(ii)     The following representations will apply to Party A:

                  (A)      With respect to payments  made to an address  outside the United States or made by a transfer of funds to an account  outside the United States,  (a) it is fully  eligible for the benefit of the "Business  Profits" or
                           "Industrial and Commercial  Profits" provision (as the case may be), the "Interest"  provision or the "Other
                           Income"  provision  (if any) of the  Specified  Treaty with respect to each such  payment  described in such provisions  and  received or to be received by it in  connection  with this  Agreement,  (b) no such payment received or to be received by it in connection with this Agreement is or will be effectively  connected with its conduct of a trade or business  in the United  States,  and (c) it is a  non-United  States  branch of a foreign person for United States federal income tax purposes.

                           "Specified  Treaty"  means the income tax treaty  between the United States of America and either the United
                           Kingdom or the Kingdom of the Netherlands, as applicable.

                  (B)      With respect to payments  other than those  described  in the first  clause of (A) above,  each such payment received  or to be  received  by it is or will be  effectively  connected  with  its  conduct  of a trade or business in the United States.

                  (C)      It is a foreign corporation for United States federal income tax purposes.

Part 3.  Agreement to Deliver Documents.

         For the purpose of Sections 3(d),  4(a)(i) and (ii) of this Agreement,  each party agrees to deliver the following  documents, as applicable:

                  (a)      Tax forms, documents or certificates to be delivered are:

========================== ====================================== ======================== =========================
                                                                                           Covered by Section 3(d)
Party required to                                                 Date by which            Representation
                                                                                           --------------
deliver document           Form/Document/Certificate              to be delivered
----------------           -------------------------              ---------------
-------------------------- -------------------------------------- ------------------------ -------------------------
Party B                    Any form or document that may be       Promptly upon            Yes
                           reasonably requested, and that Party   reasonable demand by
                           B is eligible to provide, in order     the other party.
                           to allow the requesting party to
                           make a payment without (or with
                           reduced) withholding Tax.
-------------------------- -------------------------------------- ------------------------ -------------------------
Party A                    With respect to any payments           In each case, (i) upon   Yes
                           described in Part 2(b)(ii)(A) above,   execution of the
                           an executed and completed United       Agreement, (ii)
                           States Internal Revenue Service form   promptly after the
                           W-8BEN, or any successor form,         earlier of (A)
                           claiming a complete exemption from     reasonable demand by
                           withholding under the Specified        Party B and (B)
                           Treaty; and with respect to any        learning that such
                           payments described in Part             form or document is
                           2(b)(ii)(B) above, an executed and     required, and (iii)
                           completed United States Internal       prior to the
                           Revenue Service form W-8ECI, or any    expiration or
                           successor form.                        obsolescence of any
                           Any form or document that may be       previously delivered
                           reasonably requested, and that Party   form.
                           A is eligible to provide, in order     Promptly upon
                           to allow the requesting party to       reasonable demand by
                           make a payment without (or with        the other party.
                           reduced) withholding Tax.
========================== ====================================== ======================== =========================

         (b)      Other documents to be delivered are:

========================== ====================================== ======================== =========================
Party required to                                                 Date by which            Covered by Section 3(d)
                                                                                                      ------------
deliver document           Form/Document/Certificate              to be delivered
----------------           -------------------------              ---------------
-------------------------- -------------------------------------- ------------------------ -------------------------
-------------------------- -------------------------------------- ------------------------ -------------------------
Party A                    Opinions of  counsel for Party A       Upon execution of this   Yes
                           substantially in the form of Exhibit   Agreement
                           A to this Schedule
-------------------------- -------------------------------------- ------------------------ -------------------------
-------------------------- -------------------------------------- ------------------------ -------------------------
Party A                    An incumbency certificate with         Upon execution of this   Yes
                           respect to the signatory of this       Agreement
                           Agreement
-------------------------- -------------------------------------- ------------------------ -------------------------
-------------------------- -------------------------------------- ------------------------ -------------------------
Party B                    An opinion of counsel for Party B      Upon execution of this   Yes
                           substantially in the form of Exhibit   Agreement
                           B to this Schedule
-------------------------- -------------------------------------- ------------------------ -------------------------
-------------------------- -------------------------------------- ------------------------ -------------------------
Party B                    An incumbency certificate with         Upon execution of this   Yes
                           respect to the signatory of this       Agreement
                           Agreement
========================== ====================================== ======================== =========================

Part 4.  Miscellaneous.

(a)      Addresses for Notices.  For the purpose of Section 12(a):

         Address for notices or communications to Party A:

         Acting through its London office:

         Address:          Rabobank International, London Branch
                           Thames Court
                           One Queenhithe
                           London
                           EC4V 3RL

                           Attention:      Swap Settlements
                           Telex No:       892950  Answerback:     RABOG
                           Facsimile No:   207 809 3508/3523
                           Telephone No:   207 809 3110
                                                                                        Electronic Messaging System Details:    Not
                                                                          applicable (only with respect to Transactions through that office.)

         Acting through its Utrecht office:

         Address:          Rabobank International
                           Croeselaan 18, P.O. 17100
                           3500 HG, Utrecht
                           The Netherlands
                           Attention:      Swap Desk
                           Telex No:       40025   Answerback:     RABONL
                           Facsimile No:   00 31 30 216 2672
                           Telephone No:   00 31 30 216 0000
                                                                                        Electronic Messaging System Details:    Not
                                                                          applicable (only with respect to Transactions through that office.)

         Acting through its New York office:

         Address:          Rabobank International, New York Branch
                           245 Park Avenue
                           New York, NY 10167, USA
                           Attention:      Swap Desk
                           Telex No:       6737247 Answerback:     RABO UI
                           Facsimile No:   212 916 7959
                           Telephone No:   212 916 7800
                                                                                        Electronic Messaging System Details:    Not
                                                                          applicable (only with respect to Transactions through that office.)

         Address for notices or communications to Party B:

         Address: MBNA Credit Card Master Note Trust
                           c/o MBNA America Bank,
                             National Association, as Beneficiary
                           Securitization Servicing
                           Wilmington, Delaware 19884-2824
                           Attention:                Tony Romano
                           Telephone No.:   (302) 457-0331
                           Facsimile No.:            (302) 457-0715

         For all purposes.

(b)      Process Agent.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:      Its New York Branch.

         Party B appoints as its Process Agent:      Not applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party.  For the purpose of Section 10(c) of this Agreement.

         Party A is a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      Calculation  Agent. The Calculation Agent is the Indenture Trustee,  unless otherwise  specified in a Confirmation in relation to the relevant Transaction.

(f)      Credit Support Document.  Details of any Credit Support Document:

         In the case of Party A:  Not applicable.

         In the case of Party B:  Not applicable.

(g)      Credit Support Provider.

         In relation to Party A:  Not applicable.

         In relation to Party B: Not applicable.

(h)      Governing  Law.  This  Agreement  will be  governed  by and  construed  in  accordance  with the laws of the State of New York
         (without  reference  to choice of law  doctrine  but without  prejudice  to the  provisions  of Section  5-1401 of the General
         Obligations Law of the State of New York).

(i)      Netting of Payments.  Subparagraph (ii) of Section 2(c) of this Agreement will apply to any of the  Transactions,  except that it will not apply to payments  by each Party to the other if Party B so notifies  Party A ten (10) days in advance of the date such payments are due.

(j)      "Affiliate" will have the meaning  specified in Section 14 of this Agreement,  except that with respect to Party A and Party B there shall be deemed to be no Affiliates.

Part 5.  Other Provisions.

(a)      Confirmation.  The Confirmation,  dated the date hereof,  between Party A and Party B supplements,  forms part of, and will be read and  construed as one with,  this  Agreement.  A form of  Confirmation  is set forth as Exhibit C hereto.  This  document shall be construed to form a single agreement with one  Confirmation.  Reference to this "Agreement"  means, with respect to a
         Transaction, this document together with the Confirmation.

(b)      Waiver of Trial By Jury.  Each party waives,  to the fullest  extent  permitted by applicable  law, any right it may have to a trial by jury in  respect of any suit,  action or  proceeding  relating  to this  Agreement  or any  Transaction  contemplated hereby.  Each party (i) certifies that no representative,  agent or attorney of the other party has represented,  expressly or otherwise,  that such other party would not, in the event of such a suit, action or proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges  that it and the other party have been induced to enter this  Agreement  by, among other things, the mutual waivers and certifications in this Section.

(c)      Non-Petition.  To the fullest  extent  permitted by  applicable  law,  Party A hereby agrees that it will not bring any action
         (whether in bankruptcy  or  otherwise)  against Party B in any court prior to the date which is one year and one day after all
         Notes (as such term is defined in the Indenture) of Party B have been paid in full.

(d)      Assignment.  In the event the  long-term  senior  debt  rating of Party A is lowered to below the  category  of BBB- by SandP or
         Baa3 by Moody's or such rating  agencies'  then  equivalent  ratings,  or such ratings are withdrawn by either SandP or Moody's,
         Party B shall direct Party A to assign and delegate,  and Party A shall assign and delegate,  its rights and obligations under any Transaction to a replacement counterparty.

(e)      Provision  for Payments  from Party B.  Notwithstanding  anything  contained in this  Agreement  to the  contrary,  any amount required to be paid by Party B pursuant to this  Agreement  will be payable  only to the extent  provided in, and from amounts on deposit in the Interest Funding  sub-Account for the Class A(2003-11) Notes which are specifically  available to be applied therefor  pursuant to, Section  3.13(d) of the Indenture  Supplement,  as determined  pursuant to Section 2.03(b) of the Terms
         Document and any amounts  specifically  available to be applied  therefor  pursuant to Section 2.12 of the Terms  Document (as such terms are defined in the  Confirmation).  Party A will be entitled to the benefit of the Collateral  solely to the extent described  in the  preceding  sentence,  in  accordance  with  the  terms  of the  Indenture.  Party A will  be a  third-party beneficiary of the Indenture.

(f)      Relationship  Between  Parties.  Each party will be deemed to represent to the other party on the date on which it enters into this Agreement that (absent a written  agreement  between the parties that expressly  imposes  affirmative  obligations to the contrary):

         (i)      Non-Reliance.  It is acting for its own  account,  and it has made its own  independent  decisions to enter into this
         Agreement and as to whether this  Agreement is  appropriate  or proper for it based upon its own judgment and upon advice from such  advisers  as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the other party as investment advice or as a recommendation  to enter into this Agreement;  it being understood that information and explanations related to the terms and conditions of this Agreement shall not be considered  investment  advice or a recommendation to enter into this Agreement.  No  communication  (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Agreement.

         (ii)     Assessment  and  Understanding.  It is capable of  assessing  the merits of and  understanding  (on its own behalf or through independent  professional  advice),  and understands and accepts,  the terms,  conditions and risks of this Agreement.
         It is also capable of assuming, and assumes, the risks of this Agreement.

         (iii)    Status  of  Parties.  The other  party is not  acting as a  fiduciary  for or as  adviser  to it in  respect  of this
         Agreement.

(g)      Additional  Representations.  Each of Party A and Party B represents  that (i) it is an  "eligible  contract  participant"  as defined in  1a(12) of the Commodity  Exchange Act, as amended by the Commodity Futures  Modernization Act of 2000 (7 U.S.C.ss.
         1a(12))  and (ii)  the  material  terms of this  Agreement  and the Swap  Transaction  have  been  individually  tailored  and negotiated.

 (h)     Negative Interest Rates.  Party A and Party B agree that:

         if, with respect to a  Calculation  Period for a  Transaction,  a party ("X") is obligated to pay a Floating  Amount that is a negative  number (either by reason of a negative  Floating Rate or the  subtraction of a Spread from the Floating  Rate),  the
         Floating  Amount with respect to X for that  Calculation  Period will be deemed to be zero, and the other party ("Y") will pay to X the absolute value of the negative  Floating Amount,  in addition to any amounts otherwise owed by Y to X, on the Payment
         Date such  Floating  Amount would have been payable if it had been a positive  number.  Any amounts paid by Y to X pursuant to this  provision  will be paid to such account as X may designate  (unless Y gives timely  notice of a reasonable  objection to such  designation)  in the currency in which that Floating  Amount would have been paid if it had been a positive  number (and without regard to the currency in which Y is otherwise obligated to make payments).

(i)      Limited  Recourse.  It is expressly  understood and agreed by the parties hereto that (i) this  Agreement and each Transaction entered into pursuant to this  Agreement is entered into by MBNA America  Bank,  National  Association,  not  individually  or personally  but solely as  Beneficiary  of the MBNA Credit Card Master Note Trust (the  "Trust") in the exercise of the powers and authority  conferred and vested in it, (ii) the  representations,  undertakings and agreements  herein made on the part of the Trust are made and intended not as personal  representations,  undertakings and agreements by the Beneficiary but are made and intended  for the purpose of binding only the Trust,  (iii) nothing  herein  contained  shall be construed as creating any liability on the part of the  Beneficiary,  individually or personally,  to perform any covenant  either  expressed or implied contained  herein,  all such liability,  if any, being  expressly  waived by the parties who are signatories to this Agreement and by any Persons  claiming by, through or under such parties;  provided,  however,  that the Beneficiary  shall be liable in
                                                                          --------   -------
         its  individual  capacity for its own willful  misconduct  or gross  negligence  and  (iv) under  no  circumstances  shall the
         Beneficiary be personally  liable for the payment of any  indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

(j)      Condition  Precedent.  It shall be a condition  precedent to the  effectiveness of this Agreement that the Trust shall deposit the Required Derivative Reserve Amount in the Derivative Reserve Account on the Issuance Date.

         The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.

                                            COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL"

                                                     By: /s/ Paul Bogaert
                                                         -----------------
                                                     Name:  Paul Bogaert
                                                     Title:    Attorney-in-Fact

                                                     By: /s/Brett Delfino
                                                         ----------------
                                                     Name:  Brett Delfino
                                                     Title:    Attorney-in-Fact

                                            MBNA CREDIT CARD MASTER NOTE TRUST
                                            By:  MBNA America Bank, National Association,
                                            solely in its capacity as beneficiary and not in its
                                            individual capacity

                                            By: /s/Kevin F. Sweeney
                                                -------------------
                                            Name:    Kevin F. Sweeney
                                            Title:   First Vice President

DOCSDC1:174854.7                                          6

DOCSDC1:174854.7
                                                EXHIBIT A to Schedule

                                      [Form of Opinion of Counsel for Party A]

DOCSDC1:174854.7                                          6

DOCSDC1:174854.7
                                                         EXHIBIT B to Schedule

                                               [Form of Opinion of Counsel for Party B]

                                                                                                         ISDA 1992
DOCSDC1:177745.1

DOCSDC1:177745.1
                                                EXHIBIT C to Schedule

Date:             November 6, 2003

To:               MBNA Credit Card Master Note Trust

                  Telephone: (302) 457-0331
                  Facsimile: (302) 457-0751

From:             COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL"

Subject: Swap Transaction

                  The purpose of this communication is to set forth the terms and conditions of the swap transaction entered into on the Trade Date referred to below (the "Swap Transaction"), between the MBNA CREDIT CARD MASTER NOTE TRUST ("Party B"), but only relates to the MBNAseries 3.65% Class A(2003-11) Notes (the "Class A Notes") issued pursuant to the Indenture dated as of May 24,
2001 (as amended from time to time, the "Indenture") as supplemented by the MBNAseries Indenture Supplement dated as of May 24, 2001
(as amended from time to time, the "Indenture Supplement") and as further supplemented by the Class A(2003-11) Terms Document dated as of November 6, 2003 (the "Terms Document"), and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International"
("Party A").  This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

                  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of November 6,
2003 between Party A and Party B (the "Master Agreement").  All provisions contained in, or incorporated by reference to, such Master
Agreement shall govern this Confirmation except as expressly modified below.

                  This Confirmation and the Schedule to the Master Agreement (the "Schedule") each incorporate the definitions and provisions contained in (i) the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.)
(the "Definitions"), without regard to any amendment or supplement to the Definitions subsequent to the date hereof, and (ii) the
Terms Document, the Indenture Supplement and the Indenture.  In the event of any inconsistency between the definitions in the Terms
Document and any of the Indenture Supplement, the Indenture, the Definitions, the Schedule or this Confirmation, the definitions in the Terms Document will govern; in the event of any inconsistency between the definitions in the Indenture Supplement and any of the
Indenture, the Definitions, the Schedule or this Confirmation, the definitions in the Indenture Supplement will govern; in the event of any inconsistency between the definitions in the Indenture and any of the Definitions, the Schedule or this Confirmation, the definitions in the Indenture will govern; in the event of any inconsistency between this Confirmation and either the Schedule or the
Definitions, this Confirmation will govern; and in the event of any inconsistency between the Schedule and the Definitions, the
Schedule will govern.

                  The terms of this particular Swap Transaction to which this Confirmation relates are as follows:

         Trade Date:                                      November 6, 2003
         Effective Date:                                  The Issuance Date for the Class A Notes
         Termination Date:                                The Expected Principal Payment Date; provided, however,
                                                                                               --------  -------
                                                          that in the event of an Early Redemption Event described
                                                          in Section 1201(c) of the Indenture or an Event of Default
                                                          and acceleration under the Indenture with respect to the
                                                          Class A Notes, the Termination Date will be the earlier of
                                                          (i) the date on which the Notional Amount is zero and
                                                          (ii) the Expected Principal Payment Date.
Fixed Amounts:
         Fixed Rate Payer:                                Party A.
         Fixed Rate:                                      3.65%
         Fixed Amount for Initial Fixed Rate  Payer
         Payment Date:                                    $1,977,083.33
         Fixed Amount:                                    For each Fixed Rate Payer Payment Date other than the
                                                          initial Fixed Rate Payer Payment Date, an amount
                                                          calculated on a formula basis for that Fixed Rate Payer
                                                          Payment Date as follows:
                                                                            Fixed Rate
                                                          Fixed         =   Notional x        Fixed
                                                          Amount   Amount            Rate
                                                                   ----------------------
                                                                                              12
          Fixed Rate Notional                             For the initial Fixed Rate Payer Payment Date,
          Amount:                                         $500,000,000 (the Initial Dollar Principal Amount of the
                                                          Class A Notes), and for each Fixed Rate Payer Payment Date thereafter the Outstanding Dollar Principal Amount of the
                                                          Class A Notes as of the Record Date immediately preceding
                                                          such Fixed Rate Payer Payment Date
          Fixed Rate Payer Payment Dates:                 Each Transfer Date.
Floating Amounts:
         Floating Rate Payer:                             Party B.
          Calculation Periods:                            For the initial Floating Rate Payer Payment Date, the
                                                          period from and including the Effective Date through the
                                                          day preceding the first Interest Payment Date; and for
                                                          each Floating Rate Payer Payment Date thereafter, each
                                                          Calculation Period will be the period from and including
                                                          the previous Interest Payment Date through the day
                                                          preceding the current Interest Payment Date.
         Floating Rate Payer Payment        Dates:        Each Transfer Date.
          Floating Rate Option:                           USD-LIBOR-BBA; provided, however, that the last sentence
                                                                         --------  -------
                                                          of the definition of  "USD-LIBOR-Reference Banks" is
                                                          hereby amended to replace the penultimate use of "that
                                                          Reset Date" with "the day that is two London Banking Days
                                                          preceding that Reset Date."
          Reset Dates:                                    Means, with respect to the initial Floating Rate Payer
                                                          Payment Date, the Effective Date, and with respect to each
                                                          Floating Rate Payer Payment Date after the initial
                                                          Floating Rate Payer Payment Date, the first day of the
                                                          related Calculation Period for such Floating Rate Payer
                                                          Payment Date.
          Designated Maturity:                            One month.
          Floating Rate Spread:
         Floating Amount for Initial Floating Rate
         Payer Payment Date:
          Floating Rate Notional Amount:                  For the initial Floating Rate Payer Payment Date,
                                                          $500,000,000 (the Initial Dollar Principal Amount of the
                                                          Class A Notes), and for each Floating Rate Payer Payment
                                                          Date thereafter the Outstanding Dollar Principal Amount of the Class A Notes as of the Record Date immediately
                                                          preceding such Floating Rate Payer Payment Date.
          Floating Rate Day Count Fraction:               Actual/360.
          Compounding:                                    Not Applicable.
          Calculation Agent:                              Indenture Trustee.
         Credit Support Document:                         Not applicable.
         Other Provisions:                                If at any time during the Term of the Swap Transaction (i)
                                                          Party A's short-term senior debt rating from SandP is below
                                                          A-1, or is withdrawn by SandP, or (ii) in the case of any
                                                          entity assuming Party A's interests and obligations under
                                                          this Confirmation, the Schedule and the Master Agreement
                                                          that does not have a short-term senior debt rating from
                                                          SandP, such entity's long-term senior debt rating from SandP is below A+, or is withdrawn by SandP, Party B shall
                                                          establish and maintain with a Qualified Institution, in
                                                          the name of Party B for the benefit of the holders of the
                                                          Class A Notes, the interest reserve account as a
                                                          segregated trust account held for the benefit of holders
                                                          of the Class A Notes (the "Interest Reserve Account").
                                                          Within thirty days of such rating or withdrawal, Party A
                                                          shall fund the Interest Reserve Account in an amount equal to one-twelfth of the product of (a) the Fixed Rate, and
                                                          (b) the Outstanding Dollar Principal Amount of the Class A
                                                          Notes on the Record Date preceding such rating or
                                                          withdrawal for reinvestment in accordance with the Terms
                                                          Document; provided, however, that the failure of Party A
                                                                    --------  -------
                                                          to adequately fund the Interest Reserve Account within
                                                          thirty days of such rating or withdrawal shall not
                                                          constitute an Event of Default pursuant to the provisions
                                                          of subsection 5(a) or a Termination Event pursuant to the
                                                          provisions of subsection 5(b).  Party A shall treat the
                                                          amount on deposit in the Interest Reserve Account as its
                                                          money for tax purposes.  After establishment of the
                                                          Interest Reserve Account, in the event there shall occur
                                                          an Early Termination Date as a result of an Event of
                                                          Default with respect to Party A as the Defaulting Party or a Termination Event with respect to Party A as the
                                                          Affected Party, the funds then contained in the Interest
                                                          Reserve Account will be treated as MBNAseries Available
                                                          Funds to the extent provided in the Terms Document and the
                                                          Indenture Supplement.  Upon termination of the Interest
                                                          Reserve Account as provided in the Terms Document after
                                                          payment of all amounts owing to the holders of the Class A
                                                          Notes that are payable from such account, Party B will
                                                          release all amounts on deposit therein to Party A.
                                                          If Party B notifies Party A that netting of payments will
                                                          not apply to any of the Transactions pursuant to Part 4(i)
                                                          of the Schedule, each payment obligation of Party B under
                                                          Section 2(a)(i) of the Master Agreement in respect of this
                                                          Swap Transaction shall be subject to the condition
                                                          precedent that in respect of each such payment obligation
                                                          each amount payable by Party A with respect to this Swap
                                                          Transaction shall be paid by Party A by 12:00 noon, New
                                                          York City time, on the relevant Fixed Rate Payer Payment
                                                          Date.
         London Banking Day:                              New York, New York and London, England.
         Governing Law:                                   New York.
         Offices:                                         Party A is not a Multibranch Party.
                                                          Party B is not a Multibranch Party.
         Payment Instructions                             The Bank of New York; New York, NY
          for Party A USD:                                ABA# 021 000 018
                                                          A/C of Rabobank International New York
                                                          A/C# 802 600 2533
         Payment Instructions                             The Bank of New York; New York, NY
          for the Trust in USD:                           ABA# 021-000-018
                                                          GLA# 111-565
                                                          For Further Credit to: TAS A/C# 054640
                                                          Reference:  MBNA Master Note Trust Collection Account -
                                                          MBNA Class A(2003-11)
                                                          Attn.: Daniel Rothman 212-815-6165/Andrea Matteo
                                                          212-815-6058

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Swap Transaction by signing in the space provided below and sending a copy of the executed Confirmation to us.

It has been a pleasure working with you on this transaction and we look forward to working with you again in the future.

                                            Very truly yours,

                                            COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL"

                                            By: /s/Servet Canel
                                                ---------------
                                            Name: Servet Canel
                                            Title:   Assistant Vice President

                                            By: /s/Alan Barbier
                                                ---------------
                                            Name:  Alan Barbier
                                            Title:    Assistant Vice President

Agreed and Accepted by:

MBNA CREDIT CARD MASTER NOTE TRUST

By:    MBNA America Bank, National Association,
         solely in its capacity as beneficiary
         and not in its individual capacity

By: /s/Kevin F. Sweeney
    -------------------
Name:     Kevin F. Sweeney
Title:    First Vice President